UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-31219	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 5, 2018, Energy Transfer Partners, L.P. (the “Partnership”) and its wholly owned subsidiary, Sunoco Logistics Partners Operations L.P. (the “Operating Partnership” and, together with the Partnership, the “Partnership Parties”), entered into an underwriting agreement (the “Underwriting Agreement”) with Mizuho Securities USA LLC, MUFG Securities Americas Inc., SMBC Nikko Securities America, Inc. and TD Securities (USA) LLC, as joint book-running managers and representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the public offering (the “Offering”) by the Partnership of $500,000,000 aggregate principal amount of its 4.200% Senior Notes due 2023 (the “2023 Notes”), $1,000,000,000 aggregate principal amount of its 4.950% Senior Notes due 2028 (the “2028 Notes”), $500,000,000 aggregate principal amount of its 5.800% Senior Notes due 2038 (the “2038 Notes”), and $1,000,000,000 aggregate principal amount of its 6.000% Senior Notes due 2048 (the “2048 Notes” and, together with the 2023 Notes, the 2028 Notes and the 2038 Notes, collectively, the “Notes”). The Notes will initially be fully and unconditionally guaranteed by the Operating Partnership (the “Guarantees” and, together with the Notes, the “Securities”) on a senior unsecured basis so long as the Operating Partnership guarantees any of the Partnership’s revolving credit facility. The Securities were issued under the Indenture, dated as of June 8, 2018 (the “Indenture”), among the Partnership, the Operating Partnership and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture (the “Supplemental Indenture”), dated as of June 8, 2018.

The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership Parties, and customary conditions to closing, indemnification obligations of the Partnership Parties and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

The Offering has been registered under the Securities Act, pursuant to a Registration Statement on Form S-3ASR (Registration No. 333-221411) of the Partnership, as amended by Post-Effective Amendment No. 1 thereto and as supplemented by the Prospectus Supplement dated June 5, 2018 relating to the Securities (together with the accompanying prospectus dated March 5, 2015, the “Prospectus Supplement”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on June 7, 2018.

On June 8, 2018, the Partnership completed the Offering. A legal opinion related to the Securities is included as Exhibit 5.1 hereto. The Partnership received net proceeds of approximately $2.96 billion from the Offering, after deducting the underwriters’ discount and estimated offering expenses, and intends to use the net proceeds to repay in full its 2.50% senior notes due June 15, 2018 and 6.70% senior notes due July 1, 2018 and its subsidiary’s 7.00% senior notes due June 15, 2018, to repay borrowings under its revolving credit facility and for general partnership purposes.

The terms of the Securities and the Supplemental Indenture are further described in the Prospectus Supplement under the captions “Description of the Notes” and “Description of Debt Securities.” Such descriptions do not purport to be complete and are qualified by reference to the Indenture and the Supplemental Indenture, which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, hereto and are incorporated herein by reference.

As more fully described under the caption “Underwriting” in the Prospectus Supplement, from time to time, certain of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Partnership or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions. Certain of the Underwriters and their affiliates are lenders under the Partnership’s revolving credit facility and, as such, may receive a portion of the proceeds from the Offering pursuant to the repayment of borrowings under such facility. In addition, certain of the underwriters or their affiliates may own a portion of the Partnership’s 2.50% senior notes due June 15, 2018 and 6.70% senior notes due July 1, 2018 and its subsidiary’s 7.00% senior notes due June 15, 2018, in which case such underwriters or their affiliates would receive a portion of the net proceeds from the Offering.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 8.01.	Other Events.

On June 5, 2018, the Partnership issued a press release relating to the pricing of the Offering contemplated by the Underwriting Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated as of June 5, 2018 among Energy Transfer Partners, L.P., Sunoco Logistics Partners Operations L.P., Mizuho Securities USA LLC, MUFG Securities Americas Inc., SMBC Nikko Securities America, Inc. and TD Securities (USA) LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 8, 2018, among Energy Transfer Partners, L.P., as issuer, Sunoco Logistics Partners Operations L.P., as guarantor, and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture dated as of June 8, 2018 by and among Energy Transfer Partners, L.P., as issuer, the subsidiary guarantors named therein, and U.S. Bank National Association, as trustee.

4.3	Forms of Notes (included in Exhibit 4.2 hereto).

5.1	Opinion of Latham & Watkins LLP regarding the legality of the Securities.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

99.1	Press Release, dated June 5, 2018, announcing the pricing of the Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C, its general partner

Date: June 8, 2018

	By:	/s/ Thomas E. Long
Thomas E. Long
Chief Financial Officer